UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2023, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries, PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”),  entered into two new variable funding note (“VFN”) repurchase agreements, as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) a Series 2023-MSRVF2 Master Repurchase Agreement by and among PLS, as seller, Nomura Corporate Funding Americas, LLC, as administrative agent and as a buyer (“Nomura”) (the “Nomura Servicing Spread Agreement”), related to the servicing spread, and (ii) a Series 2020-SPIADVF1 Master Repurchase Agreement by and among PLS, as seller, and Nomura, as administrative agent and buyer (the “Nomura SAR Agreement”), related to the servicing advance receivables. The initial terms of the Nomura Servicing Spread Agreement and Nomura SAR Agreement (collectively, the “Nomura Repurchase Agreements”) are each set to expire on August 5, 2024. The Company’s direct, wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”) guarantees the obligations of PLS under the Nomura Repurchase Agreements,

The Nomura Servicing Spread Agreement provides additional financing for Ginnie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Atlas Securitized Products, L.P., as administrative agent to the buyers (“Atlas”), Nexera Holding LLC (“Nexera”), as a buyer, Citibank, N.A. (“Citibank”), as a buyer, and PNMAC, as guarantor, dated July 30, 2021 (the “Syndicated GMSR Servicing Spread Agreement”), (ii) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Goldman Sachs Bank USA, as administrative agent and buyer (“GS”), and PNMAC, as guarantor (the “GS Servicing Spread Agreement”), (iii) the Series 2023-GTL1 Loan issued February 28, 2023, and (iv) the previously issued term notes. The Nomura SAR Agreement provides additional financing for the Ginnie Mae servicing advances in addition to (i) that certain Amended and Restated Series 2020-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Atlas, as administrative agent to the buyers, Nexera, as a buyer, Citibank, as a buyer, and PNMAC, as guarantor (the “Syndicated GMSR SAR Agreement”), and (ii) a Series 2020-SPIADVF1 Master Repurchase Agreement by and among PLS, as seller, and GS, as administrative agent and buyer, (the “GS SAR Agreement”).

The maximum purchase price available from Nomura under each of the Nomura Servicing Spread Agreement and the Nomura SAR Agreement is $350 million, each of which may be reduced by amounts outstanding under the other agreement. PLS is required to maintain a minimum of $50 million outstanding with Nomura in connection with the Nomura Servicing Spread Agreement, in addition to the minimum of $50 million each required to be outstanding with both Atlas and Citibank under the Syndicated GMSR Servicing Spread Agreement and GS under the GS Servicing Spread Agreement.

Common Terms of the Nomura Repurchase Agreements

The applicable VFNs pledged under the Nomura Servicing Spread Agreement and the Nomura SAR Agreement also serve as cross-collateral for PLS’ obligations under the other repurchase agreements and credit facilities between PNMAC and its subsidiaries and Nomura.

The principal amount paid by Nomura for the applicable VFN is based upon a percentage of the market value of the applicable VFN. Upon PLS’ repurchase of the applicable VFN, PLS is required to repay Nomura the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate) to the date of such repurchase.

The Nomura Repurchase Agreements contain margin call provisions that provide Nomura with certain rights in the event of a significant decline in the market value of the purchased VFN. Under these provisions, Nomura may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of Nomura with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from a market value decline.

The Nomura Repurchase Agreements require that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with PLS’ other credit facilities.

The Nomura Repurchase Agreements contain events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the applicable Nomura Repurchase Agreements, the liquidation by Nomura of the applicable VFN, and the right of Nomura to exercise certain of PLS’ rights related to the owner trust certificate.

Draws on the Syndicated GMSR SAR Agreement, GS SAR Agreement and the Nomura SAR Agreement must be made on a pro rata basis. Draws on the Syndicated GMSR Servicing Spread Agreement, GS Servicing Spread Agreement and the Nomura Servicing Spread Agreement need not be drawn pro rata relative to each other.

Series 2023-MSRVF2 and Series 2020-SPIADVF1 Guaranty

The obligations of PLS under the Nomura Servicing Spread Agreement and the Nomura SAR Agreement are guaranteed in full by PNMAC under the Guaranty by Private National Mortgage Acceptance Company, LLC, as guarantor, dated as of August 4, 2023 (“Nomura Guaranty”).

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i)(a) the Nomura Servicing Spread Agreement, (b) the Nomura SAR Agreement, and (c) the Nomura Guaranty, all of which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.3, respectively, (ii) the Series 2023-GTL1 Loan Agreement, which was filed on March 3, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (iii) GS Servicing Spread Agreement and GS SAR Agreement both of which were filed on February 13, 2023 with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, (iv)(a) the Syndicated GMSR Servicing Spread Agreement, and (b) the Syndicated GMSR SAR Agreement, both of which were filed on August 5, 2021 with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and (v) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Series 2023-MSRVF2 Master Repurchase Agreement, dated as of August 4, 2023, by and among PennyMac Loan Services, LLC and Nomura Corporate Funding Americas, LLC
10.2	Series 2020-SPIADVF1 Master Repurchase Agreement, dated as of August 4, 2023, by and among PennyMac Loan Services, LLC and Nomura Corporate Funding Americas, LLC
10.3	Guaranty, by Private National Mortgage Acceptance Company, LLC, as guarantor, in favor of Nomura Corporate Funding Americas, LLC, dated as of August 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: August 10, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer